Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

 AUGUST 2025 MONTHLY DIVIDEND AND

JULY 31, 2025 RMBS PORTFOLIO CHARACTERISTICS

●	August 2025 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of July 31, 2025
●	Next Dividend Announcement Expected September 8, 2025

Vero Beach, Fla., August 13, 2025 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of August 2025. The dividend of $0.12 per share will be paid September 29, 2025 to holders of record of the Company’s common stock on August 29, 2025, with an ex-dividend date of August 29, 2025. The Company plans on announcing its next common stock dividend on September 8, 2025.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of August 13, 2025, the Company had 133,172,673 shares of common stock outstanding. As of July 31, 2025, the Company had 130,595,848 shares of common stock outstanding. As of June 30, 2025, the Company had 126,566,926 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of July 31, 2025 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	May-25 -
									Jul-25	Jul-25
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Aug)	in Aug)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	$848,648	$741,107	10.08%	87.33	3.00%	3.48%	53	299	7.8%	6.9%	$21,788	$(22,024)
30yr 3.5	166,312	151,220	2.06%	90.93	3.50%	4.04%	65	282	9.4%	8.3%	4,127	(4,170)
30yr 4.0	158,877	148,139	2.02%	93.24	4.00%	4.70%	51	304	9.3%	6.6%	3,837	(3,986)
30yr 4.5	285,759	272,923	3.71%	95.51	4.50%	5.44%	37	318	13.3%	10.9%	5,919	(6,433)
30yr 5.0	418,604	410,003	5.58%	97.95	5.00%	5.92%	32	322	7.6%	9.9%	8,643	(9,528)
30yr 5.5	1,237,391	1,243,479	16.92%	100.49	5.50%	6.42%	13	342	8.5%	7.3%	23,348	(27,107)
30yr 6.0	2,457,281	2,513,089	34.19%	102.27	6.00%	6.93%	11	344	9.2%	8.7%	31,899	(40,450)
30yr 6.5	1,525,438	1,585,715	21.57%	103.95	6.50%	7.40%	13	343	14.9%	15.5%	13,850	(19,122)
30yr 7.0	256,727	270,437	3.68%	105.34	7.00%	7.94%	21	331	15.6%	25.6%	1,890	(2,587)
30yr Total	7,355,037	7,336,112	99.80%	99.74	5.49%	6.35%	21	333	10.4%	10.3%	115,301	(135,407)
Total Pass-Through RMBS	7,355,037	7,336,112	99.80%	99.74	5.49%	6.35%	21	333	10.4%	10.3%	115,301	(135,407)
Structured RMBS
IO 20yr 4.0	6,029	504	0.01%	8.37	4.00%	4.57%	162	72	11.9%	12.7%	2	(2)
IO 30yr 3.0	2,472	300	0.00%	12.12	3.00%	3.64%	126	224	26.8%	10.4%	-	(1)
IO 30yr 4.0	67,107	12,622	0.17%	18.81	4.00%	4.59%	131	220	7.0%	6.7%	(211)	138
IO 30yr 4.5	2,912	533	0.01%	18.29	4.50%	4.99%	181	166	8.9%	8.3%	(3)	1
IO 30yr 5.0	1,539	322	0.00%	20.92	5.00%	5.37%	181	166	15.5%	8.3%	(4)	2
IO Total	80,059	14,281	0.19%	17.84	4.01%	4.59%	136	206	8.2%	7.3%	(216)	138
IIO 30yr 4.0	19,647	185	0.00%	0.94	0.00%	4.40%	94	254	9.5%	5.7%	92	(64)
Total Structured RMBS	99,706	14,466	0.20%	14.51	3.22%	4.55%	128	215	8.4%	7.0%	(124)	74

Total Mortgage Assets	$7,454,743	$7,350,578	100.00%		5.46%	6.33%	23	332	10.3%	10.3%	$115,177	$(135,333)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(115,000)	Aug-26	$(1,150)	$1,150
5-Year Treasury Future(2)	(562,500)	Sep-25	(11,695)	11,433
10-Year Treasury Future(3)	(228,500)	Sep-25	(7,455)	7,243
10-Year Ultra Treasury Future(4)	(197,500)	Sep-25	(8,658)	8,292
5-Year ERIS SOFR Swap Futures	(10,000)	Sep-25	(231)	224
Swaps	(3,843,300)	Feb-31	(96,488)	93,225
TBA Short	(340,000)	Aug-25	(2,505)	3,747
Hedge Total	$(5,296,800)		$(128,182)	$125,314
Rate Shock Grand Total			$(13,005)	$(10,019)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $108.17 at July 31, 2025. The market value of the short position was $608.5 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $111.06 at July 31, 2025. The market value of the short position was $253.8 million.
(4)	Ten-year Ultra futures contracts were valued at prices of $113.08 at July 31, 2025. The market value of the short position was $223.3 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of July 31, 2025
Fannie Mae	$4,419,539	60.1%
Freddie Mac	2,931,039	39.9%
Total Mortgage Assets	$7,350,578	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of July 31, 2025
Non-Whole Pool Assets	$417,423	5.7%
Whole Pool Assets	6,933,155	94.3%
Total Mortgage Assets	$7,350,578	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of July 31, 2025	Borrowings	Debt	Rate	in Days	Maturity
J.P. Morgan Securities LLC	$343,768	5.0%	4.51%	59	10/23/2025
Mirae Asset Securities (USA) Inc.	334,110	4.9%	4.42%	79	11/13/2025
ASL Capital Markets Inc.	326,866	4.8%	4.48%	44	9/18/2025
ABN AMRO Bank N.V.	324,146	4.8%	4.47%	51	9/22/2025
Marex Capital Markets Inc.	307,526	4.5%	4.47%	28	9/25/2025
Citigroup Global Markets Inc	303,177	4.5%	4.49%	87	10/30/2025
Wells Fargo Bank, N.A.	301,894	4.4%	4.49%	14	8/14/2025
Goldman, Sachs & Co	301,322	4.4%	4.48%	28	8/29/2025
RBC Capital Markets, LLC	300,339	4.4%	4.52%	20	8/27/2025
DV Securities, LLC Repo	293,657	4.3%	4.48%	71	10/28/2025
ING Financial Markets LLC	292,441	4.3%	4.49%	48	9/17/2025
Daiwa Securities America Inc.	291,352	4.3%	4.50%	47	9/23/2025
Bank of Montreal	288,463	4.2%	4.50%	35	10/28/2025
South Street Securities, LLC	280,229	4.1%	4.47%	58	10/14/2025
StoneX Financial Inc.	280,050	4.1%	4.49%	49	9/18/2025
Clear Street LLC	278,404	4.1%	4.48%	44	9/22/2025
Cantor Fitzgerald & Co	277,431	4.1%	4.50%	27	8/27/2025
Merrill Lynch, Pierce, Fenner & Smith	260,388	3.8%	4.51%	22	8/25/2025
MUFG Securities Canada, Ltd.	254,861	3.7%	4.47%	8	8/8/2025
Mitsubishi UFJ Securities (USA), Inc.	247,115	3.6%	4.49%	61	10/14/2025
The Bank of Nova Scotia	243,502	3.6%	4.49%	54	10/23/2025
Banco Santander SA	187,018	2.7%	4.50%	47	9/16/2025
Nomura Securities International, Inc.	142,942	2.1%	4.47%	25	9/8/2025
Mizuho Securities USA LLC	136,238	2.0%	4.52%	28	8/28/2025
Natixis, New York Branch	104,700	1.5%	4.49%	28	8/29/2025
Wells Fargo Securities, LLC	73,823	1.1%	4.48%	89	10/28/2025
Lucid Prime Fund, LLC	34,862	0.5%	4.50%	14	8/14/2025
Total Borrowings	$6,810,624	100.0%	4.49%	44	11/13/2025

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400